                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 1, 2003

                           CHESHIRE DISTRIBUTORS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-26186            84-1209978
          --------                -----------           ----------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)              File No.)      Identification Number)

                 152 West 57th Street, New York, New York 10019
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code:  (212) 541-5800

Item 1.  Changes in Control of Registrant.
         --------------------------------


As of May 1, 2003, the Registrant, its wholly owned subsidiary, Linsang Acquisition Corp. ("LAC") and certain major stockholders of the Registrant entered into an Agreement and Plan of Reorganization with Linsang Manufacturing, Inc. ("LMI") and certain of its stockholders (the "Merger Agreement"). Pursuant to the Merger Agreement, the parties agreed that LAC will merge with and into LMI (the "Merger"), becoming a wholly owned subsidiary of the Registrant, in exchange for the issuance of shares of common stock of the Registrant equal to approximately 85% of the outstanding capital stock of the Registrant.

It is contemplated that, as part of the Merger but not as a condition to the Merger, the Registrant will effect a 1-for-100 reverse stock split and change its name to LMIC, Inc. A majority of the stockholders of the Registrant already have approved this reverse stock split and change of name, and an Information Statement relating thereto will be filed shortly. Other conditions to closing the Merger are included in the Merger Agreement, including the Registrant consummating an accounts receivable financing arrangement with Access Capital, Inc.

This description of the terms of the Merger is qualified in its entirety by reference to the Merger Agreement, which is annexed hereto as Exhibit A. There can be no assurance that the Merger will be consummated.

                                  EXHIBIT INDEX

EXHIBIT A
Agreement and Plan of Reorganization, dated as of May 1, 2003, by and among Cheshire Distributors, Inc., Linsang Acquisition Corp, Linsang Manufacturing, Inc., Laurus Master Fund, Ltd., Keshet L.P., Keshet Fund, L.P. and Nesher Ltd.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHESHIRE DISTRIBUTORS, INC.

Date:  May 5, 2003               By: /s/ Abe Grossman
                                     ----------------
                                 Abe Grossman
                                 Chairman and Chief Executive Officer

EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization (the "Agreement") is made this 1st day of April, 2003, by and among CHESHIRE DISTRIBUTORS, INC., a Delaware corporation having its principal place of business at 152 West 57th Street, 4th floor, New York, NY 10019 ("Cheshire"), LINSANG ACQUISITION CORP., a Delaware corporation having its principal place of business at 152 West 57th Street, 4th floor, New York, NY 10019 ("Linsang Mergerco"), LINSANG MANUFACTURING, INC., a Delaware corporation having its principal place of business at 6435 Virginia Manor Road, Beltsville, MD 20705 ("LMI") and Laurus Master Fund, Ltd., a Cayman Islands corporation, with an address at c/o Ironshore Corporate Services Ltd. P.O. Box 1234 G.T., Queensgate House South Church Street, Grand Cayman, Cayman Islands, Keshet, L.P. an Isle of Man limited partnership, with an address at Ragnall House 2nd floor, 18 Peel Road, Douglas, Isle of Man IM1-4LZ; Keshet Fund, L.P., a New York limited partnership, with an address at.152 West 57th Street 4th Floor, New York, NY 10019; Nesher, Ltd., an Isle of Man corporation with an address at. Ragnall House 2nd floor 18 Peel Road, Douglas, Isle of Man IM1-4LZ (the "Cheshire Stockholders") and Kwok Li, an individual with an address c/o LMI, 6435 Virginia Manor Road, Beltsville, MD 20705 (the "LMI Stockholder").

         WHEREAS, LMI has issued an aggregate of 40,336,958 shares ("Shares") of its Common Stock, par value $.01 per share; and

         WHEREAS, Cheshire is authorized to issue 100,000,000 shares of common stock, par value $.001 per share (the "Cheshire Common Stock") of which 99,952,347 shares (the "Issued Cheshire Shares") are issued and outstanding and shall use its best efforts to cause its stockholders to approve a 1-for-100 reverse stock split (the "Reverse Split"), resulting in approximately 999,523 shares of Cheshire Common Stock outstanding. The Cheshire Common Stock is referred to herein as the "Cheshire Shares"; and

         WHEREAS, Linsang Mergerco is a wholly owned subsidiary of Cheshire and is authorized to issue 1,000 shares of common stock, par value $.01 (referred to as the "Linsang Mergerco Shares"), all of which such Linsang Mergerco Shares are issued and outstanding and owned by Cheshire; and

         WHEREAS, the respective Boards of Directors of Cheshire, Linsang Mergerco and LMI (together with Cheshire and Linsang Mergerco, the "Companies") deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that Linsang Mergerco be merged with and into LMI under the terms and conditions hereinafter set forth (the "Merger"), the Merger to be effected pursuant to the Delaware General Corporation Law and the Merger to be a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

     1. VOTES ON MERGER AND RELATED MATTERS. (a) Linsang Mergerco and LMI (the "Constituent Corporations") shall each, as soon as practicable but prior to Closing (as defined below) (i) cause a special meeting of its shareholders to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders, as applicable, as is necessary to approve the Merger. If the Merger is approved in accordance with applicable law, subject to the further conditions and provisions of this Agreement, a closing of this Agreement shall be held (the "Closing") and a Certificate of Merger (the "Certificate of Merger"), and all other documents or instruments deemed necessary or appropriate by the parties hereto to effect the Merger, shall be executed and filed with the Secretary of State of the State of Delaware as promptly as possible thereafter. The Certificate of Merger so filed shall be substantially in the form of EXHIBIT A annexed hereto, with such changes therein as the Board of Directors of each of Linsang Mergerco and LMI shall mutually approve.

         (b) As soon as practicable, Cheshire shall use reasonable efforts to obtain the written consent of its stockholders for the approval of (i) a Certificate of Amendment to Cheshire's Certificate of Incorporation to approve the change of name of the Cheshire to "LMIC, Inc." (the "Name Change") and the Reverse Split. Approving the Name Change and Reverse Split shall not be a condition to the consummation of the Merger.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LMI. LMI represents, warrants and covenants as follows, except to the extent set forth on the schedule of exceptions in the form of SCHEDULE A annexed hereto and made a part hereof:

     2.1 ORGANIZATION; CAPITALIZATION. LMI is, and on the effective date of the Merger (the "Effective Date") will be, a duly organized and a validly existing corporation in good standing under the laws of its state of formation. There are issued and outstanding, and on the Effective Date there will be issued and outstanding, only the Shares, all of which are, and on the Effective Date will be, duly authorized and validly issued. There are, and on the Effective Date there will be, no outstanding rights, options or warrants to purchase any equity interest in LMI, and there will be no other or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for equity of LMI. No person has any right of first refusal, right of participation, or any similar right with respect to dispositions of the Shares.

     2.2 AUTHORITY. LMI has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any third party approval in accordance with the laws of the State of Delaware, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of LMI and, prior to the Closing, by all stockholders of LMI whose consent is required under applicable law.

     2.3 BINDING AGREEMENT. This Agreement has been duly executed and delivered by LMI and constitutes the legal, valid and binding obligation of LMI, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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     2.4 NO CONFLICTS.  The execution and delivery by LMI of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by LMI will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which LMI is now a party or by which it or any of its assets or properties are bound; (ii) LMI's certificate of incorporation and bylaws, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Linsang or any of its business or properties wherein such breach could have a material adverse effect on LMI or any of its business or properties.

     2.5 SUBSIDIARIES. LMI does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

     2.6 FOREIGN QUALIFICATIONS. LMI is, and on the Effective Date will be, qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not be reasonably expected to have a material adverse effect on the business of LMI. The business of LMI does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

     2.7  FINANCIAL  STATEMENTS.  All  financial  statements  of LMI  previously delivered to Cheshire, and attached hereto as Annex A (the "Financial Statements") fairly present in all material respects the financial position, results of operations and other information purported to be shown therein of LMI, at the dates and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals.

     2.8 NO ADVERSE EVENTS. Since the date of the LMI Financial Statements, otherwise as set forth therein:


                  (i) there has not been any material adverse change in the financial position or condition of LMI, its liabilities, assets or any damage, loss or other change in circumstances materially affecting LMI, its business or assets or LMI' right to carry on its business, other than changes in the ordinary course of business or due to general economic, industry or political conditions;

                  (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting LMI, its business or assets ;

                  (iii) there has not been any material increase in the compensation payable or to become payable by LMI to any of LMI' officers, employees or agents or any bonus, payment or arrangement made to or with any of them;


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                  (iv) LMI's business has been and continues to be carried on in the ordinary course;

                  (v) LMI has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business; and

                  (vi) no capital expenditures in excess of $50,000 individually or $100,000 in total have been authorized or made.

     2.9 ORDINARY COURSE OF BUSINESS. Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving LMI since December 31, 2002 in an amount in excess of $50,000.

     2.10 LIABILITIES; CLAIMS. There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against LMI (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than (i) liabilities incurred in the ordinary course of business since December 31, 2002, (ii) taxes accrued on earnings since December 31, 2002 which are not yet due or payable, or (iii) liabilities which do not exceed $50,000.

     2.11 TAX RETURNS. All federal, state, county and local income, excise, property and other tax returns required to be filed by LMI are true and correct in all material respects and have been timely filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of LMI have not been audited by the Internal Revenue Service ("IRS") or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to LMI or any of its operations or businesses. There are no pending, or to the knowledge of LMI, threatened, tax claims or assessments, and there are no pending, or to the knowledge of LMI, threatened, tax examinations by any taxing authorities. LMI has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of LMI for any year.

     2.12 TITLE TO ASSETS. Except as provided for in the Financial Statements, LMI, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets owned by LMI, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature. LMI is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto. Except as provided in the Financial Statements, LMI's assets comprise all of the property and assets of its business, and no other person or entity owns any assets used by LMI in operating the business of LMI, whether under a lease, rental agreement or other arrangement.


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     2.13  ACCOUNTS  RECEIVABLE.  The  accounts  receivable  as set forth in the
Financial Statements represent amounts due for goods sold or services rendered by LMI in the ordinary course of business and, except as reserved for in the Financial Statements, LMI believes are collectable in the ordinary course of business, without any claims by the obligor for set-off or counter-claims.

     2.14 MATERIAL CONTRACTS. A copy (or summary if oral) of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which LMI is or on the Effective Date will be, a party, or from which LMI will receive substantial benefits and which are material to LMI (collectively, "LMI Contracts"), have been delivered to Cheshire or its counsel. Any LMI Contracts entered into between the date hereof and the Effective Date will be delivered to Cheshire or its counsel prior to Closing. The validity and enforceability of, and rights of LMI contained in, each such LMI Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof. To its knowledge, LMI is not in material default under any LMI Contract.

     2.15 LEGAL PROCEEDINGS. There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to LMI's knowledge, threatened, involving LMI, individually or in the aggregate, in which an unfavorable determination could result in suspension or termination of LMI's business or authority to conduct such business in any jurisdiction or could result in the payment by LMI of more than $50,000, or challenging the validity or propriety of the transactions contemplated by this Agreement. LMI is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of LMI.

     2.16 CERTAIN TRANSACTIONS. Since December 31, 2002 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers or directors of LMI, (ii) no loans made to or any other transactions with any of the officers or directors of LMI or their families and (iii) no dividends or other distributions declared or paid by LMI.

     2.17 INSURANCE. LMI has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to LMI, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been made available to Cheshire. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and LMI has not received any notice of cancellation of any such policies.

     2.18 INTELLECTUAL PROPERTY. LMI has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property. To its knowledge, LMI has not infringed upon any third party's intellectual property.


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     2.19 COMPLIANCE WITH LAWS. LMI has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have or would not be expected to have a material adverse effect on its business or property.

     2.20 RELATED PARTY CONTRACTS. There are, and on the Effective Date there will be, no loans, leases or other LMI Contracts outstanding between LMI and any of its officers, directors or any person related to or affiliated with any such officers or directors.

     2.21 OFFICER AND DIRECTOR INFORMATION. During the past five year period neither LMI, nor any of its officers or directors, nor any person intended upon consummation of the Merger to be nominated by LMI to become an officer or director of Cheshire or any successor entity or subsidiary, has been the subject of:

          (a) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of LMI or such person, or any partnership in which LMI or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which LMI or any such person was an executive officer at or within two years before the time of such filing;

          (b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

          (c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining LMI or any such person from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant,  introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

          (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of LMI or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;


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


          (e) a finding by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

          (f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated. All items described in clauses (a) through (f) above are collectively referred to herein as "Bad Events."

     2.22 BENEFIT PLANS. LMI does not have any pension plan, profit sharing or similar employee benefit plan.


     2.23 CONSENTS AND APPROVALS. Except for the consent and approval of the stockholders of LMI and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by LMI of this Agreement and (ii) the consummation by LMI of the Merger and of all other transactions contemplated hereby.

     2.24 FINDER'S FEES. LMI knows of no person who rendered any service in connection with the introduction of the Companies to any of the other Companies, for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     2.25 EMPLOYEE MATTERS. No employees of LMI are on strike or to the best of LMI's knowledge threatening any strike or work stoppage. LMI does not have any obligations under any collective bargaining or labor union agreements, nor is LMI involved in any material controversy with any of its employees or any organization representing any of its employees. LMI believes its relationships with its employees are good.

     2.26 DISCLOSURE. None of the information supplied or to be supplied by or about LMI herein or for inclusion or incorporation by reference in any information to be supplied to holders of Cheshire Common Stock concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     2.27 ACTIONS PRIOR TO CLOSING. From the date hereof through the Closing, LMI shall not, other than in the ordinary course of business, consistent with past practice, without due consent of Cheshire:

          (a) sell, lease, assign, transfer or otherwise dispose of any material assets;

          (b) agree to assume or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any material contingent obligation;


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

          (c) participate or engage in any discussions or negotiations with any person regarding, or enter into any transaction concerning, a merger, stock exchange or consolidation, other than with the other parties hereto, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business, assets or, capital stock or securities convertible into equity, or make any material change in the present method of conducting business;

          (d) make any amendment to its certificate of incorporation or bylaws;

          (e) enter into or amend any employment agreements or increase the salary or bonus of any existing employee;

          (f) create, incur, assume or suffer to exist, any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of its property, assets, income or profits, whether now owned or hereafter acquired;

          (g) declare or authorize any dividends or distributions on any shares of capital stock of LMI.

     2.28 CHARTER DOCUMENTS. The charter documents of LMI have not been altered since its incorporation, except as filed in the record books of LMI.

     2.29 CORPORATE MINUTE BOOKS. The corporate minute books of LMI are complete and the minutes and consents contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by LMI which required director or shareholder approval are reflected on the corporate minute books of LMI. LMI is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

3.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  REGARDING  LINSANG  MERGERCO.
Cheshire and Linsang Mergerco each jointly and severally represents, warrants and covenants as follows with respect to Linsang Mergerco:

     3.1 ORGANIZATION; CAPITALIZATION. Linsang Mergerco is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the Linsang Mergerco Shares. On the Effective Date there will be issued and outstanding all of the Linsang Mergerco Shares, which shall be fully paid and nonassessable and all of which shall be owned solely by Cheshire. There are no, and on the Effective Date there will be no, issued or outstanding options or warrants to purchase Linsang Mergerco Shares or any issued or outstanding securities of any nature convertible into Linsang Mergerco Shares, or any agreements or understandings to issue any Linsang Mergerco Shares, options or warrants.

     3.2 AUTHORITY. Linsang Mergerco has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of Linsang Mergerco.

     3.3 NO BUSINESS ACTIVITY. Linsang Mergerco has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

     3.4 ISSUANCE OF SECURITIES. Since its inception, Linsang Mergerco has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any Linsang Mergerco Shares or any options, rights, warrants, or other securities convertible into Linsang Mergerco Shares, except for the issuance of the Linsang Mergerco Shares to Cheshire.

     3.5 CONSENTS AND APPROVALS. Except for the consent and approval of the Board of Directors and shareholder of Linsang Mergerco, and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Linsang Mergerco of this Agreement and (ii) the consummation by Linsang Mergerco of the Merger and the other transactions contemplated hereby.

     3.6 NO CONFLICTS. The execution and delivery by Linsang Mergerco of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Linsang Mergerco will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Linsang Mergerco is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of Linsang Mergerco, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Linsang Mergerco or any of its businesses or properties.

     3.7 SUBSIDIARIES. Linsang Mergerco has, and on the Effective Date will have, no subsidiaries, nor does it own any direct or indirect interest in any other business entity.

     3.8 FINANCIAL CONDITION. Except for (i) the incurring of expenses of its organization, (ii) the issuance of the Linsang Mergerco Shares to Cheshire,
(iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and (iv) the consummation of the Merger, Linsang Mergerco has had, and on the Effective Date will have had, no business and no financial or other transactions of any nature whatsoever.

     3.9 LIABILITIES. Linsang Mergerco has, and on the Effective Date will have, no liabilities (including, but not limited to, tax liabilities) nor are there, or on the Effective Date will there be, any claims against Linsang Mergerco (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger and the consummation of the transactions contemplated by this Agreement.

     3.10 ASSETS. Linsang Mergerco has, and on the Effective Date will have no fixtures, furniture, equipment, inventory, accounts receivable or other assets.

     3.11 CONTRACTS. Linsang Mergerco has, and on the Effective Date will have, no contracts or commitments to which it is, or on the Effective Date will be, a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

     3.12 LEGAL PROCEEDINGS. There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Linsang Mergerco, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to Linsang Mergerco's best knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against Linsang Mergerco. Linsang Mergerco is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Linsang Mergerco.

     3.13 EMPLOYEE MATTERS; RELATED PARTY TRANSACTIONS. Since the inception of Linsang Mergerco there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Linsang Mergerco; (ii) no loans made to or any transactions with any officer or director of Linsang Mergerco; (iii) no dividends or other distributions declared or paid by Linsang Mergerco; and (iv) no purchase by Linsang Mergerco of any Linsang Mergerco Shares.

     3.14 INTELLECTUAL PROPERTY. Linsang Mergerco has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefor or any other intellectual property.

     3.15 COMPLIANCE WITH LAWS. Since its inception, Linsang Mergerco has, and on the Effective Date will have, in all material respects conducted its affairs in compliance with all applicable laws, rules and regulations.

     3.16 OFFICER AND DIRECTOR INFORMATION. During the past five year period, no officer or director of Linsang Mergerco has been the subject of any Bad Event.

     3.17 BENEFIT PLANS. Linsang Mergerco has no pension plan, profit sharing or similar employee benefit plan.


     3.18 FINDER'S FEES. Linsang Mergerco knows of no person who rendered any service in connection with the introduction of the Companies to any of the other Companies, for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     3.19 CHARTER DOCUMENTS. The charter documents of Linsang Mergerco have not been altered since its incorporation, except as filed in the record books of Linsang Mergerco.

     3.20 CORPORATE MINUTE BOOKS. The corporate minute books of Linsang Mergerco are complete and the minutes and consents contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Linsang Mergerco which required director or stockholder approval are reflected on the corporate minute books of Linsang Mergerco. Linsang Mergerco is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF CHESHIRE. Cheshire represents, warrants and covenants as follows, except to the extent set forth in the Schedule of Exceptions in the form of SCHEDULE B annexed hereto and made part hereof ("Cheshire Schedule of Exceptions"):

     4.1 ORGANIZATION; CAPITALIZATION. Cheshire is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue an aggregate of 100,000,000 shares of Cheshire Common and no other shares of capital stock. On the Effective Date, giving effect to the Reverse Split and the Merger, there will be issued and outstanding approximately 5,587,038 shares of Cheshire Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. In the event the stockholders do not approve the Reverse Split and the Reverse Split has not occurred, on the Effective Date there will be issued and outstanding no more than 100,000,000 shares of Cheshire Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. On the Effective Date, there will be no other issued and outstanding shares of capital stock of Cheshire, except for the Issued Cheshire Shares. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding securities and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire Cheshire Shares or any issued or outstanding securities of any nature convertible into Cheshire Shares. There is no proxy or any other agreement, arrangement or understanding of any kind authorized, effective or outstanding which restricts, limits or otherwise affects the right to vote any Cheshire Shares.

     4.2 BINDING AGREEMENT. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of Cheshire. This Agreement has been duly executed and delivered by Cheshire and constitutes the legal, valid and binding obligation of Cheshire enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3 RECENT BUSINESS OPERATIONS. The business of Cheshire and the Cheshire Subsidiaries (as hereinafter defined), since January 1, 1996 has been limited solely to the search for an acquisition or merger partner and certain transactions described in its filings with the Commission since January 1, 1996, and except for transactions related to conversion of debt or other obligations and merger or acquisition activities of one of its subsidiaries, it has not engaged in any other business or activity since January 1, 1996.

     4.4 FOREIGN QUALIFICATIONS. Cheshire is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of Cheshire does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

     4.5 SUBSIDIARIES. Cheshire has, and on the Effective Date will have, no subsidiaries, except for Linsang Mergerco (the "Cheshire Subsidiaries"), nor does it own any direct or indirect interest in any other business entity.

     4.6 FINANCIAL STATEMENTS. The financial statements of Cheshire, consisting of its Balance Sheets, Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows, all as at or for periods ending December 31, 2001 and December 31, 2002, and all together with accompanying notes, if any, are complete and correct in all material respects, present fairly the financial position of Cheshire, the results of operations and changes in financial position for the period covered thereby, and were prepared in accordance with generally accepted accounting principles consistently applied, and have been adjusted for all normal and recurring accruals. All the financial statements referenced herein regarding Cheshire are collectively referred to as the "Cheshire Financial Statements", all of which have been delivered to LMI and are true, correct and complete in all material respects.

     4.7 NO ADVERSE CHANGES. There has not been, and on the Effective Date there will not have been, any material change in the financial condition of Cheshire and the Cheshire Subsidiaries from that set forth in the Cheshire Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

     4.8 LIABILITIES. There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against Cheshire or the Cheshire Subsidiaries (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the Cheshire Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Cheshire's business or taxes incurred on earnings since December 31, 2002.

     4.9 TAX RETURNS. All Federal, state, county and local income, excise, property or other tax returns required to be filed by Cheshire and the Cheshire Subsidiaries have been timely filed and all required taxes, fees and assessments have been paid or an adequate reserve therefore has been provided for in the Cheshire Financial Statements. The federal income tax returns and state and foreign income tax returns of Cheshire and the Cheshire Subsidiaries have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to Cheshire, or any of its operations or businesses or the Cheshire Subsidiaries. There are no pending, or to the knowledge of Cheshire, threatened, tax claims or assessments, and there are no pending, or to the knowledge of Cheshire, threatened, tax examinations by any taxing authorities. Neither Cheshire or the Cheshire Subsidiaries has given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of Cheshire and the Cheshire Subsidiaries for any year.

     4.10 ASSETS. Cheshire and the Cheshire Subsidiaries have, and on the Effective Date will have, no fixtures, furniture, equipment, inventory, accounts receivable or other assets.

     4.11 MATERIAL CONTRACTS. Cheshire and the Cheshire Subsidiaries each have, and on the Effective Date will have, no material contracts to which it is, or on the Effective Date will be, a party.

     4.12 NO CONFLICTS. The execution and delivery by Cheshire of this Agreement, the consummation and performance of the transactions herein contemplated and compliance with the terms of this Agreement by Cheshire will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Cheshire or the Cheshire Subsidiaries is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation or the bylaws of Cheshire and the Cheshire Subsidiaries, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Cheshire or the Cheshire Subsidiaries or any of their respective business or properties.

     4.13 LEGAL PROCEEDINGS. There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Cheshire's knowledge threatened, against Cheshire or any of the Cheshire Subsidiaries, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to Cheshire's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Cheshire or any of the Cheshire Subsidiaries. Cheshire and the Cheshire Subsidiaries are not a party to any order, judgment or decree.

     4.14 CERTAIN TRANSACTIONS. There have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Cheshire or the Cheshire Subsidiaries; (ii) no loans made to or transactions with any officer or director of Cheshire or the Cheshire Subsidiaries; (iii) no dividends or other distributions declared or paid by Cheshire; and (iv) no purchase by Cheshire or any third party of any of the Cheshire Shares.

     4.15 ISSUANCES OF SECURITIES. Cheshire has not, except for the Issued Cheshire Shares, issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any Cheshire Shares or any options, rights, warrants, or other securities convertible into Cheshire Shares, except as contemplated by this Agreement.

     4.16 INTELLECTUAL PROPERTY. Cheshire and the Cheshire Subsidiaries have no patents, patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Cheshire has no knowledge of any infringements by Cheshire or the Cheshire Subsidiaries of any third party's intellectual property.

     4.17 COMPLIANCE WITH LAWS. Cheshire and the Cheshire Subsidiaries have, and on the Effective Date will have, in all material respects operated their respective business and conducted their affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property. To the best of its knowledge, Cheshire and the Cheshire Subsidiaries are not in violation of any Federal, state or local environmental law or regulation.

     4.18 RELATED PARTY TRANSACTIONS. On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) Cheshire or any of the Cheshire Subsidiaries or
(ii) any officer or director of Cheshire or the Cheshire Subsidiaries or any person related to or affiliated with any officer or director of Cheshire or any of the Cheshire Subsidiaries.

     4.19 OFFICERS AND DIRECTORS. During the past five year period, no current officer or director of Cheshire or the Cheshire Subsidiaries has been the subject of any Bad Event.

     4.20 EMPLOYEE BENEFIT PLANS. Cheshire and the Cheshire Subsidiaries have no pension plan, profit sharing or similar employee benefit plan.

     4.21 CONSENTS. Except for the consent and approval of the Board of Directors of Cheshire and Linsang Mergerco, the filing of the Certificate of Merger and the filing of Commission Form 8-K, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Cheshire of this Agreement or (ii) the consummation by Cheshire of the Merger and the other transactions contemplated hereby. Cheshire has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

     4.22 FINDER'S FEES. Cheshire knows of no person who rendered any service in connection with the introduction of the Companies to any of the other Companies, for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

     4.23 EMPLOYEES. Cheshire and the Cheshire Subsidiaries have no employees.

     4.24 DISCLOSURE. None of the information supplied or to be supplied by or about Cheshire or the Cheshire Subsidiaries to LMI concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     4.25 REGISTRATION. The Cheshire Common Stock is, and at the Effective Date will be, validly registered as a class pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     4.26 LISTING AND MAINTENANCE REQUIREMENTS. The Cheshire Common Stock is listed on the NASD OTCBB. Cheshire has not, in the 24 months preceding the date hereof, received notice from the NASD OTCBB or any other market or exchange on which the Cheshire Common Stock is or has been listed or quoted to the effect that Cheshire is not in compliance with the listing or maintenance requirements of such market. Cheshire is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. Cheshire has not, in the 24 months preceding the date hereof, received notice any notice of violations or delisting from the Commission.

     4.27 SEC REPORTS; FINANCIAL STATEMENTS. Cheshire has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since the effective date of its registration statement filed with the Commission on Form 10-SB (the foregoing materials being collectively referred to herein as the "SEC REPORTS" on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Cheshire included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Cheshire and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     4.28 INTERNAL ACCOUNTING CONTROLS. Cheshire and the Cheshire Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no disagreements of any kind presently existing, or reasonably anticipated by Cheshire to arise, between the accountants and lawyers formerly or presently employed by Cheshire, which could reasonably be expected to delay the transactions contemplated hereby, including the filing of Form 8-K following the Effective Date, and Cheshire is current with respect to any fees owed to its accountants and lawyers. Cheshire has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Cheshire and designed such disclosure controls and procedures to ensure that material information relating to Cheshire, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which Cheshire's Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. The Cheshire's certifying officers have evaluated the effectiveness of Cheshire's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-KSB for the year ended December 31, 2002 (such date, the "Evaluation Date"). Cheshire presented in the Form 10-KSB for the year ended December 31, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Cheshire's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to Cheshire's and its certifying officer's knowledge, in other factors that could significantly affect the Cheshire's internal controls.

                  4.29 CHARTER DOCUMENTS. The charter documents of Cheshire and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of Cheshire.

                  4.30 CORPORATE MINUTE BOOKS. The corporate minute books of Cheshire and its subsidiaries are complete and each of the minutes and consents contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Cheshire and its subsidiaries which required director or stockholder approval are reflected on the corporate minute books of Cheshire and its subsidiaries. Cheshire and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

5. REPRESENTATIONS TO SURVIVE CLOSING. All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of Cheshire, Linsang Mergerco, the Cheshire Stockholders, the LMI Stockholder or LMI pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of two (2) years from the Effective Date.

6. SURVIVING CORPORATIONS. The surviving entity in the Merger shall be LMI. LMI's name, identities, certificate of incorporation, bylaws, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

7. TREATMENT OF SECURITIES OF CONSTITUENT CORPORATIONS IN THE MERGER. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

       7.1 TREATMENT OF SHARES. At the Effective Date, in the event the Reverse Split has become effective, the Shares shall be converted by virtue of the Merger, into an aggregate of approximately 4,587,038 shares of Cheshire Common Stock ("LMI Shares"), on the basis of .113718 shares of Cheshire Common Stock for each Share, without any action on the part of the holders thereof. In the event the Reverse Split has not become effective on or before the Effective Date the Shares shall be converted by virtue of the Merger, and at the Effective Date, into an aggregate of 566,666,667 shares of Cheshire Common Stock, on the basis of 11.3718 shares of Cheshire Common Stock for each Share, without any action on the part of the holders thereof. In the event the Reverse Split has not taken place on or before the Effective Date, the conversion of the Shares into shares of Cheshire Common Stock shall be performed in accordance with this Section, and the LMI Shares issuable to the LMI shareholders shall be issued as follows: (1) as soon as practicable after the Effective Date, Cheshire shall cause to be issued to the LMI shareholders a total of 47,626, and (2) thereafter, Cheshire shall use its best efforts to: (A) obtain stockholder approval to amend its certificate of incorporation to increase the authorized shares of common stock so as to permit the additional share issuance and reservation required by this subparagraph, and (B) cause to be issued to the LMI shareholders an additional 458,656,193 shares and approximately 108,010,474 shares to be reserved for issuance pursuant to Section 7.2 below. The Cheshire Stockholders, by their signatures hereto, agree to vote in favor of any such amendment to the certificate of incorporation required by this subsection. Upon such surrender, Shares so surrendered shall be owned of record and beneficially by Cheshire. Upon conversion, any fractional Cheshire Common Stock resulting from conversion shall be rounded up to the next highest whole number.

     7.2 TREATMENT OF LMI OPTIONS AND CONVERTIBLE DEBT. Up to 2,949,313 currently existing options to purchase Shares and 6,544,608 Shares issuable upon convertible debt convertible shall be replaced at closing by options and convertible debt to purchase Cheshire Common Stock on the same basis of conversion as set forth in Section 7.1 above.

     7.3 EXISTENCE OF LINSANG MERGERCO. The separate existence and corporate organization of Linsang Mergerco, except insofar as it may be continued by statute, shall cease on Effective Date and LMI shall become a wholly owned subsidiary of Cheshire.

8. RIGHTS AND LIABILITIES OF SURVIVING CORPORATION IN MERGER. On and after the Effective Date, LMI, as the surviving corporation of the Merger, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed, of Linsang Mergerco; all debts due to Linsang Mergerco on whatever account shall be vested in LMI; all claims, demands, property, rights, privileges, powers, franchises and every other interest of Linsang Mergerco shall be as effectively the property of LMI as they were of Linsang Mergerco; the title to any real estate by deed or otherwise in Linsang Mergerco shall not revert or be in any way impaired by reason of the Merger, but shall be vested in LMI; all rights of creditors and all liens upon any property of Linsang Mergerco shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; and all debts, liabilities and duties of Linsang Mergerco shall thenceforth attach to LMI and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

9. FURTHER ASSURANCES OF TITLE. As and when requested by LMI, or by any of its successors or assigns, Linsang Mergerco shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as LMI may deem necessary or desirable in order to vest in and confirm to LMI title to and possession of the property acquired by LMI by reason or as a result of the Merger, and otherwise to carry out the intent and purposes hereof, and the officers, directors of LMI and Cheshire, as applicable, are fully authorized in the name of LMI or Cheshire or otherwise to take any and all such action.

10. CONDITIONS OF OBLIGATIONS OF LINSANG MERGERCO AND CHESHIRE. The obligation of Linsang Mergerco and Cheshire to consummate the Merger is subject to the following conditions prior to the Effective Date:

     10.1 COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. LMI shall be in compliance with its representations, warranties and covenants contained herein in all material respects, and Linsang Mergerco and Cheshire each shall receive from LMI certificates to such effect from the President of LMI as of the Effective Date.

     10.2 LOSSES. LMI shall not have suffered a loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

     10.3 NO MATERIAL ADVERSE CHANGE. Except as disclosed in this Agreement or in the schedules annexed hereto, no material adverse change in the aggregate shall have occurred in the financial condition, business, properties, assets, liabilities, results of operations or prospects of LMI since December 31, 2002.

     10.4 DISPOSITION OF ASSETS. None of the properties or assets of LMI shall have been sold or otherwise disposed of other than in the ordinary course of business in accordance with past practice during such period, except with the prior written consent of Cheshire.

     10.5 CONDITIONS. LMI shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with.

     10.6 FILINGS AND APPROVALS. All applicable filings and regulatory approvals required to be made or obtained by LMI have been made or obtained.

     10.7 OTHER APPROVALS. This Agreement and the transactions contemplated hereby shall have been approved by appropriate action of the Board of Directors and stockholders, as required, of LMI and resolutions to that effect to Cheshire and its counsel, shall have been delivered to Cheshire.

     10.8 COMPLIANCE WITH SECURITIES LAWS. There shall have been full compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the Merger.

     10.9 OPINIONS OF COUNSEL. Cheshire shall have received an opinion from counsel to LMI in form and substance reasonably satisfactory to Cheshire's counsel.

     10.10 INVESTMENT REPRESENTATION. LMI shall have obtained an instrument, in the form annexed hereto as EXHIBIT B, from the stockholders of LMI, including a representation that the shares of Cheshire Common Stock being acquired as a result of the transactions contemplated by this Agreement are being acquired for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act.

     10.11 ISSUANCE OF NOTE. Simultaneously with the cancellation of those certain promissory notes in the aggregate principal amount of $734,156 of Cheshire in favor of Laurus Master Fund, Ltd., listed on the attached Schedule B (the "Original Note"), LMI agrees to cause a new promissory note in the original principal amount of $600,000, in the form annexed hereto as Exhibit C, to be issued by Cheshire to Laurus Master Fund, Ltd. (the "New Note").

         Compliance with the provisions of this Section 10 shall be evidenced by the certificate of the President and Secretary of LMI.

11. CONDITIONS OF OBLIGATIONS OF LMI. The obligations of LMI to consummate the Merger are subject to the following conditions prior to the Effective Date:

     11.1 COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. Linsang Mergerco and Cheshire shall be in compliance with their respective representations, warranties and covenants contained herein, and LMI shall have received from each of Linsang Mergerco and Cheshire a certificate to such effect from their respective Presidents as of the Effective Date.

     11.2 LOSSES. Linsang Mergerco and Cheshire shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of their respective businesses or materially adversely affect their respective condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

     11.3 NO MATERIAL TRANSACTIONS. No material transactions shall have been entered into by Linsang Mergerco or Cheshire, other than transactions in the ordinary course of business, since December 31, 2002, other than as referred to in this Agreement or in connection herewith, except with the prior written consent of LMI.

     11.4 NO MATERIAL ADVERSE CHANGE; DUE DILIGENCE. No material adverse change shall have occurred in the financial condition, business, properties, assets, liabilities, results of operations or prospects of Linsang Mergerco or Cheshire since December 31, 2002, other than as referred to in this Agreement.

     11.5 DISPOSAL OF ASSETS. None of the properties or assets of Linsang Mergerco or Cheshire shall have been sold or otherwise disposed of, other than in the ordinary course of business since December 31, 2002, except with the written consent of LMI.

     11.6 COMPLIANCE WITH CONDITIONS. Linsang Mergerco and Cheshire shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with.

     11.7 FILINGS AND APPROVALS. All applicable filings required to be made and regulatory approvals, as well as any other third party approvals, obtained by Cheshire have been made or obtained, including the filing of required information pursuant to Section 14(f) of the Exchange Act with the Commission.

     11.8 BOARD RESIGNATIONS. Cheshire shall have held a meeting of its Board of Directors at which meeting all of its directors except one (the "Cheshire Board Member") shall have resigned seriatim and the persons designated by LMI shall have been elected as directors of Cheshire, to fill the vacancies created thereby all subject to the consummation of the Merger. Upon such election, the Cheshire Board Member shall resign.

     11.9 OPINIONS. LMI shall have received opinions from counsel to Linsang Mergerco and Cheshire in form and substance reasonably satisfactory to LMI's counsel.

     11.10 CERTIFYING OFFICERS. The current Chief Executive Officer and Chief Financial Officer of Cheshire shall each have agreed to provide to the appropriate officers of Cheshire following the Merger, a letter, in form and substance satisfactory to LMI, containing the certifications required under the Sarbanes-Oxley Act of 2002, with respect to any filings to be made with the Commission after the Merger that include financial statements or information about the pre-Merger operations of Cheshire.

     11.11 10-QSB AND TAX RETURNS. Cheshire shall have timely filed its annual report on Form 10-QSB, for the year quarter March 31, 2003, with the Commission and shall have filed all tax returns and paid all applicable taxes for the year ended December 31, 2002.

     Compliance with the provisions of this Section 11 shall be evidenced by the certificates of the respective Presidents and Secretaries of each of Linsang Mergerco and Cheshire to be delivered at Closing.

12.      OTHER COVENANTS.

     12.1 AMENDMENT OF CHESHIRE CERTIFICATE OF INCORPORATION AND REVERSE SPLIT. The Cheshire Stockholders each agrees that he will vote all shares of Cheshire capital stock beneficially owned or controlled by him in favor of the amendment of Cheshire's Certificate of Incorporation to change its corporate name to LMIC, Inc. and in favor of the Reverse Split.

     12.2 ELECTION OF DIRECTORS. The Cheshire Stockholders each agree that, for a period of three years following the Closing, he will vote all shares of Cheshire capital stock beneficially owned or controlled by him in favor of the election of four persons chosen by Kwok Li, and reasonably acceptable to the Cheshire Board of Directors, as members of the Board of Directors of Cheshire. The persons initially chosen by Kwok Li to be elected as a member of the Board of Directors of Cheshire, and who are acceptable to the Cheshire Board of Directors, are Kwok Li, Luis Negrete, Barton Y. Shigemura and Ajit K. Medhekar.

     12.3 INDEMNIFICATION. (a) The Cheshire Stockholders, jointly and severally, agree to indemnify and hold harmless LMI, its affiliates and stockholders, directors, officers, employees, agents, successors in interest, assigns and representatives from and against any and all losses, claims, damages or liabilities or expenses (including reasonable attorneys' fees) which may be incurred or suffered by any such party and which, directly or indirectly, arise out of or result from the operations of Cheshire prior to the Effective Date, including, without limitation, any breaches of representations, warranties and covenants of Cheshire contained herein. The Cheshire Stockholders' indemnity obligations under this Section 12.3(a) shall be limited, in the aggregate, to $100,000. Any indemnity claim pursuant to this Section 12.3(a) shall first be offset against the then outstanding balance owed to Laurus Master Fund, Ltd. pursuant to the New Note. The aggregate limit set forth above shall not apply to any and all costs, liabilities or expenses (including reasonable attorneys' fees) related to the action between Cheshire and Glenn Little as described on the Cheshire Schedule of Exceptions.

                  (b) LMI and the LMI Stockholder, jointly and severally, agree to indemnify and hold harmless Cheshire and the Cheshire Stockholders, directors, officers, employees, agents, successors in interest, assigns and representatives from and against any and all losses, claims, damages or liabilities or expenses (including reasonable attorneys' fees) which may be incurred or suffered by Cheshire or the Cheshire Stockholders which, directly or indirectly, arise out of or result from the operations of LMI prior to the Effective Date including, without limitation, any breaches of representations, warranties and covenants of Cheshire contained herein. The LMI Stockholder's indemnity obligations under this Section 12.3(b) shall be limited, in the aggregate, to $100,000.

                  12.4 POST-MERGER  OPERATIONS OF LMI. If, within the earlier of
(i) two years from the Effective Date or (ii) the date that the New Note is paid in full (such earlier of the foregoing two clauses, the "Trigger Date"), LMI shall permanently cease all business operations for a period in excess of sixty days, or any proceeding shall be instituted by or against LMI seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or relief of debtors, or seeking the entry of an order for relief or for the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against LMI (but not instituted by LMI), either such proceeding shall remain undismissed or unstayed for a period of ninety (90) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee or other similar official for, LMI or any substantial part of its property) shall be granted or shall occur, then the parties hereto agree to unwind this transaction, whereby (i) the LMI Shares, to the extent not previously sold or transferred by a current stockholder of LMI, shall be returned to Cheshire and cancelled, (ii) the Shares and the business, assets, liabilities and operations of LMI are returned to the pre-Merger stockholders of LMI and (iii) the New Note shall be cancelled or returned to Cheshire, such that LMI and the pre-Merger stockholders of LMI shall have no obligations with respect to such New Note. The LMI Stockholder agrees not to sell, transfer or otherwise dispose of his LMI Shares to any third party in a private transaction prior to the Trigger Date, unless such third party agrees to be bound by the provisions of this Section 12.4. The LMI Stockholder shall be permitted to sell his LMI Shares pursuant to Rule 144 of the Securities Act prior to and following the Trigger Date.

                  12.5 COVENANTS NOT TO SUE. (a) The Cheshire Stockholders, on behalf of themselves and each of their respective affiliates, successors and assigns, each irrevocably covenant and agree that they shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising, or voluntarily assisting any other person or entity to initiate, institute, maintain, or proceed upon, any claims, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, attorneys' fees, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, or whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, against Cheshire (or its current or former officers, directors, agents or employees), which in any way arise out of, are connected with or related to the operations of Cheshire prior to the Effective Date.

                  (b) The LMI Stockholder irrevocably covenants and agrees that he shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising, or voluntarily assisting any other person or entity to initiate, institute, maintain, or proceed upon, any claims, demands, obligations, liabilities, indebtednesses, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of actions, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, attorneys' fees, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing or hereafter arising, or which could, might, or may be claimed to exist, or whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, against Cheshire or LMI (or their respective officers, directors, agents or employees), which in any way arise out of, are connected with or related to the operations of LMI prior to the Effective Date.

         12.6 EXHIBITS. The parties acknowledge that the form of New Note has not been prepared as of the date hereof. The parties each agree to negotiate and finalize the form of New Note within 7 days from the date hereof. If the New
Note is finalized within 7 days from the date hereof, then any party hereto shall have the right to terminate this Agreement on 15 days' prior written notice to the other parties hereto.

         12.7 FINANCING. The parties hereto agree to negotiate the purchase and security agreement between Access Capital, Inc. and LMI, and agree that all documents required to be executed and delivered therewith (the "Access Agreements") shall be in a form satisfactory to all parties thereto, and the transactions contemplated thereby shall be consummated within 7 days from the date hereof. In the event that the Access Agreements are not in a form satisfactory to all parties thereto within 7 days from the date hereof or if the transactions contemplated by the Access Agreements are not consummated within seven days from the date hereof, LMI shall have the right to terminate this Agreement.

13. ABANDONMENT. This Agreement and the Merger may be abandoned (a) by any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the stockholders, if such adoption is required, (b) by any of the Companies, acting by its Board of Directors, by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or
(c) by the consent of all the Companies, acting each by its Board of Directors, at any time prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective Boards of Directors or any other party to this Agreement.

14. CLOSING OR TERMINATION. In the event the Closing of this Agreement shall not take place due to failure of any condition of Closing required herein, then any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other. If LMI shall fail to close for any reason other than failure of any condition of Closing required herein to be performed on the part of Cheshire or Linsang Mergerco, LMI shall pay to Cheshire a break-up fee of $25,000 in cash. If Cheshire or Linsang Mergerco shall fail to close for any reason other than failure of any condition of Closing required herein to be performed on the part of LMI, Cheshire shall pay to LMI a break-up fee of $25,000 in cash. Notwithstanding anything in this section to the contrary LMI shall not be liable to Cheshire for a break-up fee if it has terminated this Agreement pursuant to Sections 12.6 or 12.7 and Cheshire shall not be liable to LMI for a break-up fee if it has terminated this Agreement pursuant to Sections 12.6 or 12.7.

15. DELIVERY OF CORPORATE PROCEEDINGS OF CHESHIRE AND LINSANG MERGERCO. At the Closing, Cheshire and Linsang Mergerco shall deliver to counsel for LMI the originals of all of the corporate proceedings of Cheshire and Linsang Mergerco, duly certified by their respective Secretaries, relating to this Agreement and LMI shall deliver to counsel for Cheshire the originals of all of the corporate proceedings of LMI, duly certified by their respective Secretaries, relating to this Agreement.

16. LIMITATION OF LIABILITY. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

17. FURTHER INSTRUMENTS AND ACTIONS. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

18. GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the laws of such state, without regard to conflicts of laws thereof.

19. NOTICES. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party. Notice shall be deemed given and received on the date of actual delivery to the address specified thereon.

20. BINDING AGREEMENT. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by all of the parties hereto.

21. COUNTERPARTS. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

22. SEVERABILITY. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

23. JOINT DRAFTING. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

24. RELIANCE ON CERTIFICATES. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the State of Delaware, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

25. PUBLIC ANNOUNCEMENTS. All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

     26. CONSENT. Whenever consent is required to be given by any of the Companies to any of the other Companies hereunder in connection with any matter contemplated hereby, such consent shall not be unreasonably withheld, delayed or conditioned.

         IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.

                                                  CHESHIRE DISTRIBUTORS, INC.,
                                                  a Delaware corporation

                                                  By:   /s/ Abe Grossman
                                                     -----------------------
                                                  Name:  Abe Grossman
                                                  Title: President

                                                  LINSANG ACQUISITION CORP.,
                                                  a Delaware corporation

                                                  By:  /s/ Abe Grossman
                                                     ------------------------
                                                  Name:   Abe Grossman
                                                  Title:  President

                                                  LINSANG MANUFACTURING, INC.,
                                                  a Delaware corporation

                                                  By:  /s/ Luis Negrete
                                                     -------------------------
                                                  Name:  Luis Negrete
                                                  Title: President


As to the  provisions  of  Sections  5, 7 and 12 of the  Agreement  and  Plan of
Reorganization:

Laurus Master Fund, Ltd.


By:  /s/ David Grin
    ----------------------------------------
Name: David Grin
Title: Partner

Keshet, L.P.

By:  /s/ John Clarke
    ----------------------------------------
Name:  John Clarke
Title: Authorized Signatory

     [SIGNATURE PAGE TO THE AGREEMENT AND PLAN OF REORGANIZATION CONTINUED]


Keshet Fund, L.P.

By:   /s/ John Clarke
    ----------------------------------------
Name:  John Clarke
Title: Authorized Signatory


Nesher, Ltd.

By:   /s/ John Clarke
    ----------------------------------------
Name:  John Clarke
Title: Authorized Signatory

As to the  provisions  of  Sections  5
and  12 of  the
Agreement  and  Plan  of Reorganization:

/s/ Kwok Li
--------------------------------------------
Kwok Li

Schedule A        LMI Schedule of Exceptions
Schedule B        Cheshire Schedule of Exceptions
Exhibit A         Certificate of Merger
Exhibit B         Investment Representation
Exhibit C         New Note

                                   Schedule B
                                   ----------
                         Cheshire Schedule of Exceptions
                         -------------------------------

Schedule  4.1     Organization;  Capitalization
-------------     -----------------------------

As of the Effective Date, Cheshire will have one outstanding convertible note in the amount of $600,000.00 payable to Laurus Master Fund Ltd. ("Laurus"). This note bears interest at 8% per annum.

Richard McGowan was holder of a 20% convertible notes and warrants to purchase 180,000 shares of common stock pursuant to a purchase agreement dated October 24, 2000. In satisfaction of the note and cancellation of the warrants, McGowen received 180,000 shares of common stock and cash payment of $42,385. The release further provides that entitles him to receive his relative share of cash proceeds from any sale or merger of CDCA. This would amount to 5% of cash proceeds and would be due not later than 2 days following the closing of such transaction.

The following common stock purchase warrants are outstanding at December 31, 2002:

174,667 warrants exercisable at $6 per share in the, third year after May 2000. These warrants were issued to Mackler and expire May 2003.

100,000 warrants exercisable at $.10 per share, expiring January 20, 2005. These warrants were issued to Nelson Fisch. They expire at 5pm on January 20, 2005.

Schedule  4.8  Liabilities
--------------------------

As  of  the  Effective  Date,  Cheshire  has  no  liabilities  except:
----------------------------------------------------------------------

In February 2003, Cheshire issued a $2,000,000 principal term note to Laurus in consideration for loans made to the Company. The term note is payable August 2003, bears interest at 8.35% per annum and is secured by Cheshire assets under a security agreement.

In addition, Cheshire will have outstanding a convertible note in the amount of $600,000.00 payable to Laurus Master Fund Ltd. This note will bear interest at 8% per annum.

Schedule  4.9  Tax  Returns
---------------------------

Cheshire did not timely file its federal, state and local tax returns for 2001, 2000 and 1999. No extension was obtained. However, all of these tax returns were filed on February 26, 2003. There are no outstanding fees, penalties or interest payments due resulting from this failure to comply with relevant statutes and regulations.

On March 15, 2003, Cheshire filed an extension for its 2002 federal, state, and local tax returns. These tax returns will be filed prior to closing, and no liabilities will result.

Schedule  4.10  Assets
----------------------

Cheshire has no current accounts receivable. Those accounts as set forth in its audited financial statements filed with the SEC have been satisfied. The current balance as to the effective date of this settlement is zero.

Schedule  4.13  Legal  Proceedings
----------------------------------

Cheshire is defending a lawsuit filed against it in Midland Count, Texas by Glen Little. On April 14, 2003, the parties entered into a settlement agreement to dismiss the suit. Mr. Little has agreed to accept $50,000 and 550,000 shares of common stock in Cheshire Distributors, Inc. The Company is currently awaiting final release documents from the court.

Schedule  4.15  Issuance  of  Securities
----------------------------------------

In February 2003, Cheshire issued a $2,000,000 principal term note to Laurus in consideration for loans made to the Company. The term note is payable August 2003, bears interest at 8.35% per annum and is secured by Cheshire assets under a security agreement.

In addition, Cheshire will have outstanding a convertible note in the amount of $600,000.00 payable to Laurus Master Fund Ltd. This note will bear interest at 8% per annum.

Schedule  4.18  Related  Party  Transactions
--------------------------------------------

In February 2003, Cheshire issued a $2,000,000 principal term note to Laurus in consideration for loans made to the Company. The term note is payable August 2003, bears interest at 8.35% per annum and is secured by Cheshire assets under a security agreement.

In addition, Cheshire will have outstanding a convertible note in the amount of $600,000.00 payable to Laurus Master Fund Ltd. This note will bear interest at 8% per annum.

Schedule  4.26  Listing  and  Maintenance  Requirements
-------------------------------------------------------

The Company did not meet the requirements of the OTC Bulletin Board and was delisted on December 31, 2000 because the Company was not in compliance with the SEC filing requirements. The Company failed to file the following reports:

-     December  31,  2000  and  2001  Form  10KSB
-     March  31,  2001,  June  30,  2001,  and  September  30,  2001  Form 10QSB

All filings were submitted on May 5, 2002 and the terms were the requirements of the OTC Bulletin Board were met. The Company listed back on the OTC Bulletin Board on June 21, 2001 and is currently in good standing.

             Schedule of Exceptions for Linsang Manufacturing, Inc.

Numbers and headings have been inserted on the sections of this disclosure
schedule for convenience of reference only.   Any matter described in any
section or sub-section of this disclosure schedule shall be deemed to set forth for all purposes in any other section of this schedule or the Agreement to the extent such subject matter is reasonably related to the section in question.

2.1     Organization; Capitalization

Outstanding rights, options or warrants exceptions:

     (a) There is currently a note in the amount of $2 million made payable to Fuel Center dated June 26th, 2002LMI is in negotiation to convert this to a long-term loan either with Fuel Center or a third party.

LMI has a non-qualified employee stock option plan in place. As of the date hereof there are 2,959,249 options issued and outstanding.

2.7 Financial Statements, Annex A: Annex A now contains the Balance Sheets and Statements of Income for the years ended 2000, 2001,and 2002. Annex A also contains the Balance Sheet and Statement of Income for the Quarter ended March 31,2003. Our outside auditors have audited the financials for years 2000, 2001, & 2002. The numbers are considered final draft and only subject to certain tax accruals that may be made by the auditor. Other than the tax proviso, the statements are fairly presented in all material aspects and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. As far as the financial data for the Quarter ended March 31, 2003, the financial data was prepared by the company and is fairly presented in all material aspects in conformity with generally accepted accounting principles applied on a consistent basis.

2.9  Ordinary Course of Business:

     (a) There is currently a note in the amount of $2 million made payable to Fuel Center, Inc. LMI is in negotiation to convert this to a long-term loan either with Fuel Center or a third party. This note is dated June 26, 2002.

     (b) There is currently a term note in the amount of $2 million made payable to Cheshire Distributors, Inc. The interest rate for this note is 8.35%. This note is dated February 5, 2003.

     (c) On December 11, 2002 Ajit Medhekar, a member of the LMI Board of Directors, made a loan of $200,000 to LMI. Terms of repayment are 3years at 8% interest. LMI can prepay this note with no penalty.

2.11  Tax Returns:

     a) All required Federal and State income, excise and other returns were filed and paid on a timely basis except for an IRS late payment penalty of $561 related to the payment of 2002 unemployment taxes. The penalty has been appealed and the appeal is under review by the IRS.

     b) The Maryland Personal Property Tax returns for the 2001 and 2002 years were properly filed, the return for the 2003 has not been filed by its April 15, 2003 deadline but an automatic four-month extension was granted by the state. The LMI owes approximately $40,000 in unpaid 2002 personal property tax to the Prince Georges County government. This amount is included in the March 31, 2003 ending Accounts Payable balance disclosed in the Annex A financial statements. The State of Maryland has recently asserted that the company owes approximately $180,000 in unpaid taxes. LMI has appealed this decision to the state and the appeal process is underway, but not expected to be concluded until summer of 2003. LMI asserted that it does not owe the $180,000 but the $40,000 and has only recognized the $40,000 liability.

2.12     Title to Assets:

     (a) Our bank, BB&T, has a general lien outstanding on all the assets of LMI. The lien is in support of the asset and line of credit financial disclosed in the financial statements. The bank has agreed, upon completion of this merger, to release the general lien and convert to a lien specific to our equipment.

     (b) In addition, LMI has two operating leases for copy machines that LMI does not own. The operating lease payments approximate $1,000 per month.

2.15  Legal Proceedings:

     (a) LMI is currently in negotiations with a major telecommunications company regarding a sublease agreement. It is our intent to settle without litigation and both parties are working towards that end. Neither party has initiated legal action as of the date hereof.

2.16  Certain Transactions:

     (a) Kwok Li has provided his personal guarantee in the amount of $2 million to secure the $2,000,000 note between LMI and Cheshire Distributors, Inc., dated February 5, 2003.

2.18  Intellectual Property:

     (a) The US Patent and Trademark Office has issued Linsang Manufacturing, Inc. a Certificate of Registration for Linsang Manufacturing (and Design). This entitles LMI to exclusive use of this name and logo within our industry.

     (b)  LMI has all required licenses for use of proprietary software.

2.20  Related Party Contracts

     (a) LMI has leased approximately 15% of available office space to organizations related to Linsang Partners, LLC. LMI believes these leases are at market rates.

2.22  Benefit Plans

     (a) Linsang Manufacturing, Inc. has established and maintains two stock option plans titled respectively Linsang Manufacturing, Inc. 2000 Stock Option and Incentive Plan and the Linsang Manufacturing, Inc. 2001 Stock Option and Incentive Plan. Those Options from the 2000 Plan that were not issued were cancelled and rolled over into the 2001 Plan upon its inception. There are currently 2,949,313 stock options issued and outstanding.

     (b) Linsang Manufacturing, Inc. participates in the Linsang Management Employee Savings plan under IRC section 401(k). This is a Safe Harbor plan towards which the Company contributes 3% of actual annual cash compensation for each eligible employee.

                              CERTIFICATE OF MERGER
                                       OF
                            LINSANG ACQUISITION CORP.
                             A DELAWARE CORPORATION
                                      INTO
                           LINSANG MANUFACTURING, INC.
                             A DELAWARE CORPORATION

     The undersigned corporations, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DO  HEREBY  CERTIFY:

     FIRST:     That  the  name  and  state  of  incorporation  of  each  of the constituent  corporations  of  the  merger  is  as  follows:

     Name                                   State  of  Incorporation
     ----                                   ------------------------
     Linsang  Acquisition  Corp.                    Delaware
     Linsang  Manufacturing,  Inc.                  Delaware

     SECOND: That an agreement and plan of reorganization between the parties to the merger (the "Agreement of Merger") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware and with at least a majority of the stockholders of each constituent corporation approving the Agreement of Merger by written consent in accordance with subsection (d) of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD:     Linsang Manufacturing, Inc., a Delaware corporation shall be the surviving  corporation  in  the  merger.

     FOURTH:     That the Certificate of Incorporation of Linsang Manufacturing,
Inc., a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation.

     FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 6435 Virginia Manor Road, Beltsville, MD 20705.

SIXTH:     That  a  copy  of  the  Agreement  of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate is made on ____________, 2003, by the respective President and attested to by the respective Secretary of Linsang Acquisition Corp., a Delaware corporation, and Linsang Manufacturing, Inc., a Delaware corporation, hereby declaring and certifying under penalty of perjury that this Certificate is the act and deed of these corporations and that the facts herein stated are true.


                            LINSANG  ACQUISITION  CORP.,
                            a  Delaware  corporation

                            By:_____________________________________________
                              [________________],  President  and  Secretary


                           LINSANG  MANUFACTURING,  INC.,
                           a  Delaware  corporation
                           By:__________________________________________
                               Luis  Negrete,  President

ATTEST:
___________________________________

[___________], Secretary

                             Investor Representation


Reference  is  made  to  that  certain Agreement and Plan of Reorganization (the
"Agreement") dated as of _________, 2003, by and among CHESHIRE DISTRIBUTORS, INC., LINSANG ACQUISITION CORP., LINSANG MANUFACTURING, INC., Laurus Master Fund, Ltd., Keshet, L.P., Keshet Fund, L.P., Nesher, Ltd. and Kwok Li. All terms not otherwise defined herein shall have the meaning set forth in the Agreement.

In compliance with Section 10.10 of the Agreement, the undersigned hereby represents and warrants that the shares of Cheshire Common Stock being acquired by it as a result of the transactions contemplated by the Agreement are being acquired for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act.


Dated:  ___________,  2003                    By:
                                                 [name  and  title]